Revenue, Accounts Receivable and Provision for Credit Losses	12 Months Ended
Dec. 31, 2022
Revenue, Accounts Receivable and Provision for Credit Losses [Abstract]
Revenue, Accounts Receivable and Provision for Credit Losses
4.     Revenue, Accounts Receivable and Provision for Credit Losses

Revenue and Accounts Receivable

The Company’s tanker vessels are employed under various types of charters and accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).
For 2022, Revenue from continuing operations amounted to $23,330 from spot charters, to $8,131 from time-charters and to $43,712 from pool charters. For 2021, Revenues from continuing operations amounted to $23,606 from spot charters, to $10,282 from time-charters and to $2,603 from pool charters. For 2020, Revenues from continuing operations amounted to $34,742 from spot charters, to $7,303 from time-charters and to $nil from pool charters.
As of December 31, 2022, the balance of Accounts receivable, net, for the continuing operations amounted to $2,636 for the spot charters (of which $167 relates to contract assets), to $34 for the time-charters and to $6,440 for the pool charters. As of December 31, 2021, the balance of Accounts receivable, net, for the continuing operations amounted to $2,037 for the spot charters (of which $196 relates to contract assets), to $2 for the time-charters and to $1,753 for the pool charters.
As of December 31, 2022 and 2021, the balance of Deferred Revenue for the continuing operations amounted to $1,378 and $nil, respectively, and related solely to cash received up-front from the Company’s time-charter contracts.
For the years ended December 31, 2022, 2021, and 2020, charterers that accounted for more than 10% of the Company’s revenue, were as follows:

Charterer	2022	2021	2020
A	-	26%	20%
B	-	17%	-
C	41%	-	-
D	18%	-	-

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $6,440 and to $405 as of December 31, 2022 and 2021, respectively.

Credit Losses Provision
The Company, in estimating its expected credit losses, gathers annual historical losses on its freight and demurrage receivables since 2019 when the Company’s tanker vessels firstly operated in the spot market, and makes forward-looking adjustments in the estimated loss ratio, which is re-measured on an annual basis. As of December 31, 2022 and 2021, the balance of the Company’s allowance for estimated credit losses on its outstanding freight and demurrage receivables were $109 and $121, respectively, and is included in Accounts receivable, net of provision for credit losses in the accompanying consolidated balance sheets. For the years ended December 31, 2022, 2021 and 2020, the Provision for credit losses and write offs in the accompanying consolidated statements of operations includes changes in the provision of estimated losses of $(12), $42 and $79, respectively, and for 2022 and 2021 it also includes an amount of $45 and $118, respectively, representing demurrages write offs.